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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                               September 28, 2001
            --------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  M-Wave, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   33-45499                36-3809819
-------------------------------   ------------------     ----------------------
        (State or other               (Commission            (IRS Employer
 jurisdiction of incorporation)        File Number)        Identification No.)


            216 Evergreen Street, Bensenville, Illinois     60106
         -----------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)


                                 (630) 860-9542
                         (Registrant's telephone number)



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ITEM 5. OTHER EVENTS.

     On September 28, 2001 M-Wave, Inc. announced the resignation of Mark Anderson, Vice President of Virtual Manufacturing. M-Wave also announced that it is still on track to exceed last years revenues. The full text of M-Wave, Inc.'s September 28, 2001 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Exhibits

            99.1  Press Release issued by M-Wave, Inc. dated September 28, 2001.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 28, 2001

                                        M-WAVE, INC.


                                        By: /s/ PAUL S. SCHMITT
                                            ----------------------------------
                                            Name:  Paul S. Schmitt
                                            Title: Controller; Chief Accounting
                                                   Officer




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                                  EXHIBIT INDEX




     EXHIBIT
       NO.                      DESCRIPTION
     -------                    -----------

       99.1       Press Release issued by M-Wave, Inc. dated
                  September 28, 2001






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